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                                                                    Exhibit 10.1

                             CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT is dated for reference the 1st day of December, 1999.

BETWEEN:
          REGI U.S., INC.
          #185, 10751 Shellbridge Way
          Richmond, BC  V6X 2W8

          ("REGI")
                                                               OF THE FIRST PART
AND:
          PATRICK BADGLEY
          2815 Franklin Drive
          Columbus, Indiana 47201

          ("Badgley")
                                                              OF THE SECOND PART
WHEREAS:

A. REGI agrees to retain Badgley as Project Manager for certain of REGI's Rand Cam/Direct Charge engine projects as more particularly described herein; and

B. Badgley has agreed to work exclusively for REGI on a full time basis during the term of this Agreement and any renewals hereunder.

NOW THEREFORE in consideration of the mutual covenants and conditions set forth herein, the parties hereto agree as follows:

1. The term of this Agreement shall be for a period of six months from the date hereof and shall be renewable for successive six month terms, provided that the parties hereto mutually agree in writing to extend the term of this Agreement.

2. REGI hereby agrees to retain Badgley as Project Manager for its Rand Cam/Direct charge engine related projects as more particularly described in
     Section 3 herein.

3. Effective December 1st, 1999, Badgley agrees to work exclusively for REGI on a full time basis on the following Rand Cam/Direct Charge engine related projects (the "Projects"):

     (a) to complete the model compressor for Trans Air Manufacturing for air conditioning in bus applications by no later than June 1st, 2000;

     (b) to complete the "winged rotor" project by no later than June 1st, 2000;

     (c) to assist REGI and its attorney, Norman Cameron, in completing, filing and/or modifying any patent applications related to REGI's Rand Cam/Direct Charge engine technology; and

     (d) such other projects or business as requested by the President of REGI from time to time.

4. Badgley agrees to immediately resign all positions with other companies and to terminate any and all other projects that Badgley may be currently working on that are not directly related to REGI or the Projects.



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                                      -2-

5. In consideration for Badgley providing his consulting services to REGI on an exclusive basis and complying with the terms and conditions set out herein, REGI agrees to pay Badgley the sum of $8,000 US per month, payable bi-monthly, at the rate of $4,000 US on the 15th of each month and the balance of $4,000 on the last day of each month, less any payroll deductions that may be necessary by US or Canadian laws.

6. Badgley further agrees to use his best efforts in obtaining license agreements for diesel and compressor applications of the Rand Cam/Direct Charge technology.

7. In the event that REGI enters into a license agreement for any of its Rand Cam/Direct charge engine applications as a direct result of Badgley's efforts, REGI agrees to pay a commission to Badgley on any up-front fees or royalties payable by the licensee during the first year only of any license agreement entered into between REGI and the licensee to use the Rand Cam/Direct charge technology:

     ---------------------------------------------------------------------------
      Fee or Royalty payable by REGI during
       the first year of License Agreement        Commission Payable to Badgley
     ---------------------------------------------------------------------------
      On the first $300,000                                    10%
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      From $300,000 to $1,000,000                               5%
     ---------------------------------------------------------------------------
      From $1,000,000 to $5,000,000                             3%
     ---------------------------------------------------------------------------
      Over $5,000,000                                         1.5%
     ---------------------------------------------------------------------------

8. Badgley hereby acknowledges and agrees that any and all modifications, improvements or additions related to the Rand Cam/Direct Charge engine technology shall be the sole and exclusive property of REGI and Badgley agrees to report any such modifications, improvements or additions to REGI on a timely basis .

9. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington.

10. Failure to enforce any provision of this Agreement shall not constitute a waiver of any term hereof.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

REGI U.S., INC.

/s/ John Robertson                        /s/ Patrick Badgley
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Signature                                 PATRICK BADGLEY

John Robertson
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Print Name                                Signature of Witness

President
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Title                                     Print Name of Witness